EXHIBIT 10.47




                   SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
                   ----------------------------------------

     Second Amendment to Employment Agreement ("Agreement"), dated as of July 1, 2002, by and among PANAMERICAN BEVERAGES, INC., a company organized under the laws of the Republic of Panama (together with its successors and assigns, the "Company"), PANAMCO, L.L.C., a limited liability company organized under the laws of the State of Delaware (together with its successors and assigns, "Panamco") and CRAIG D. JUNG (the "Executive").


                             W I T N E S S E T H :

     WHEREAS, the parties desire to amend the Employment Agreement, dated February 27, 2002, between the parties hereto ("Employment Agreement") to clarify the definition of "Termination Date" set forth in Exhibit A to the Employment Agreement.

     NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the parties agree as follows:

     1. Section (m)(iv) of Exhibit A to the Employment Agreement is hereby amended to read as follows:

     "in the case of a voluntary termination or Termination without Cause by the Company, the last day of the Executive's employment."

     2. Except as specifically amended in Section 1 above, the Employment Agreement remains in full force and effect.

     3. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be deemed to be one and the same instrument. Signatures delivered by facsimile shall be valid and binding for all purposes.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                                      PANAMERICAN BEVERAGES, INC.


                                      By:
                                         /s/ William G. Cooling
                                         -----------------------------------
                                         William G. Cooling
                                         Chairman and Chief Executive Officer

                                      PANAMCO, L.L.C.



                                      By:
                                         /s/ William G. Cooling
                                         -----------------------------------
                                         William G. Cooling
                                         Chief Executive Officer



                                      The Executive



                                      By:
                                         /s/ Craig D. Jung
                                         -----------------------------------
                                         Craig D. Jung